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                                                                   EXHIBIT 10.11

                               SERVICES AGREEMENT


     This Services Agreement is made as of the 1st day of July, 2000 by and among INLAND REAL ESTATE CORPORATION, a Maryland corporation (the "REIT") and INLAND REAL ESTATE INVESTMENT CORPORATION ("IREIC"), INLAND PAYROLL SERVICES, INC. ("IPS"), INLAND COMPUTER SERVICES, INC. ("ICS"), INLAND RISK AND INSURANCE MANAGEMENT SERVICES, INC. ("IRIM"), INLAND COMMUNICATIONS, INC. ("ICOM"), INVESTORS PROPERTY TAX SERVICES, INC. ("IPTS") and INLAND OFFICE MANAGEMENT, INC. ("IOM"). (IREIC, IPS, ICS, IRIM, ICOM, IPTS and IOM are referred to herein collectively as "Service Providers").

                                    RECITALS

     A. The REIT is in the business of the ownership, operation and development of commercial real estate. Concurrently herewith, the REIT has acquired, through its subsidiaries and pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), all of the stock of Inland Real Estate Advisory Services, Inc. (the "Advisor") and Inland Commercial Property Management, Inc. ("ICPM"), which were affiliates of the Service Providers. Pursuant to the Merger Agreement, the parents of the Advisor and ICPM agreed to make available to the REIT the services of the Service Providers on the general terms as described herein.

     B. IREIC has in the past provided investor relations services to the REIT, and certain of IREIC's personnel have also provided general administrative and advisory services to the REIT, and IREIC is willing to continue to provide such services to the REIT on the terms as contained herein.

     C. IPS has in the past provided to the REIT payroll preparation and management services, employee benefits management services, and human resources management services; and IPS is willing to continue to provide such services to the REIT on the terms as contained herein.

     D. ICS has in the past provided to the REIT data processing, computer equipment and support services; and ICS is willing to continue to provide such services to the REIT on the terms contained herein.

     E. IRIM has in the past provided to the REIT insurance consultation and insurance coverage placement services; and IRIM is willing to continue to provide such services to the REIT on the terms contained herein.

     F. ICOM has in the past provided to the REIT marketing communications services; and ICOM is willing to continue to provide such services to the REIT on the terms contained herein.

     G. IPTS has in the past provided to the REIT property tax payment and processing services; and IPTS is willing to continue to provide such services to the REIT on the terms contained herein.




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     H. IOM has in the past provided to the REIT office management, including mail processing services; and IOM is willing to continue to provide such services to the REIT on the terms contained herein.

     THEREFORE, in consideration of the mutual promises and agreements contained herein, and pursuant to the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

     1. IREIC Services

        A. IREIC agrees to provide to the REIT all of the services which it provided to the REIT prior to the closing under the Merger Agreement, including but not limited to maintenance of investor books and records, issuance of stock certificates, processing ownership transfers, handling investor communications, preparation of tax information and property status reports. Such services shall be provided by IREIC to the REIT only when requested by the REIT, and IREIC shall have no responsibility for such matters unless and to the extent specifically requested by the REIT.

        B. IREIC shall bill the REIT for the services it provides to the REIT on the basis of its cost for such services, such cost to be determined as follows:

           Each employee of IREIC shall be assigned a "CPH" number, which shall represent the cost to IREIC on an hourly basis for having such person as an employee of IREIC. Included in the calculation of the CPH of any employee shall be such employee's salary, plus a pro-rata allocation of IREIC's overhead including but not limited to employee benefits, rent, materials, fees, taxes and any other operating expenses incurred by IREIC in the operation of its business. Each employee of IREIC shall keep records of the amount of time he or she spends on matters for the REIT. The amount of time spent by each employee of IREIC on matters for the REIT shall be multiplied by such employee's CPH, and the resulting amount shall be billed to the REIT by IREIC not less than quarterly. Notwithstanding the foregoing, the amount of time spent by senior and middle level management personnel on REIT matters shall not be billed by IREIC to the REIT for the first twelve months of the term of this Agreement.

     2. IPS Services; ICS Services; IRIM Services; ICOM Services; IPTS Services; and IOM Services

        A. IPS, ICS, IRIM, ICOM, IPTS and IOM agree to provide to the REIT all of the services which they provided to the REIT prior to the closing under the Merger Agreement, including but not limited to those services described in the Recitals to this Agreement. Such services shall be provided by the Service Providers to the REIT only when requested by the REIT, and the Service Providers shall have no responsibility for such matters unless and to the extent specifically requested by the REIT.

        B. The Service Providers identified in this Section 2 shall bill the REIT for the services they provide to the REIT according to the same formula that IREIC bills the REIT for IREIC's services as described in Section 1A hereof, except (i) all time spent by all personnel of the Service Providers identified in this Section 2 shall be billed to the REIT and there shall be no exclusion for senior or middle level management; and (ii) the services provided by ICS shall be billed at the rate of $30.00 per hour.




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     3. Services provided by REIT personnel to the Service Providers or their affiliates

        The parties acknowledge that after the closing under the Merger Agreement, certain personnel of the REIT may (but shall have no obligation to) provide services to some or all of the Service Providers or their respective affiliates. In such event, the Service Providers and their affiliates agree to reimburse the REIT for the cost to the REIT of such services, to be determined in the same manner as described in Paragraph 1B hereof for determining the cost to IREIC of the services performed by its employees for the REIT.

     4. All billings made by any of the Service Providers to the REIT or by the REIT to any of the Service Providers shall be paid within 30 days of receipt.

     5. This Agreement shall be for an initial term of twelve months. Thereafter, this Agreement shall continue in force for as long as the REIT is leasing space in the same building occupied by the Service Providers and shall terminate automatically without further action of any of the parties upon termination of the lease between the REIT and IREIC; provided that in the event that a party (or group of parties acting in concert), unrelated to the REIT or any of the Service Providers or their affiliates , acquires twenty five percent (25%) or more of the outstanding voting securities of the REIT or purchases substantially all of the assets of the REIT, then any of the Service Providers shall have the right to terminate this Agreement as it pertains to such party upon 30 days written notice to the REIT, and also in such event the REIT shall have the right to terminate this Agreement as it pertains to any of the Service Providers upon 30 days written notice to such Service Provider.

     6. This Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties.

     7. This Agreement is made at Oak Brook, Illinois and shall be enforced according to the laws of the State of Illinois.








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     WITNESS, this Agreement is executed by the parties hereto as of the date first written above.


                                          INLAND REAL ESTATE CORPORATION

                                          By:      /s/ Norbert J. Treonis
                                             -----------------------------------



                                          INLAND REAL ESTATE INVESTMENT
                                          CORPORATION

                                          By:       /s/ Brenda G. Gujral
                                             -----------------------------------



                                          INLAND PAYROLL SERVICES, INC.

                                          By:        /s/ B. Niemiec White
                                             -----------------------------------


                                          INLAND COMPUTER SERVICES, INC.

                                          By:       /s/ R. Kurt Huddleston
                                             -----------------------------------


                                          INLAND RISK AND INSURANCE
                                          MANAGEMENT SERVICES, INC.

                                          By:      /s/ Delores H. Friedman
                                             -----------------------------------


                                          INLAND COMMUNICATIONS, INC.

                                          By:       /s/ Bella P. Zielinski
                                             -----------------------------------


                                          INVESTORS PROPERTY TAX SERVICES, INC.

                                          By:       /s/ Alan F. Kremin
                                             -----------------------------------

                                          INLAND OFFICE MANAGEMENT, INC.

                                          By:       /s/ Kathleen L. Mindo
                                             -----------------------------------






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